BUSINESS COMBINATIONS - Fair value of Apex assets acquired and liabilities assumed (Details 3) (Apex)	Mar. 31, 2013 USD ($)	Mar. 31, 2013 CAD	Jun. 04, 2012 CAD	Jun. 04, 2012 Fair Value USD ($)	Jun. 04, 2012 Fair Value CAD
Assets acquired:
Accounts receivable				$ 243,000
Due from related party				412,000
Other current assets				62,000
Property and equipment				30,000
Intangible assets				4,466,000
Goodwill				2,449,000
Total assets				7,662,000
Liabilities assumed:
Accounts payable and other accrued liabilities				194,000
Unearned revenue				297,000
Deferred tax liability				1,184,000
Total liabilities assumed				1,675,000
Net assets acquired				5,987,000
Purchase consideration:
Cash paid at closing	1,057,000	1,076,000	5,000,000		1,076,000
Accrued earn out consideration				1,186,000
Total purchase consideration				$ 5,987,000